SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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World Funds Trust

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Philotimo Focused Growth and Income Fund

(the “Fund”)

A series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

September _______, 2022

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) to approve a Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) to add fees paid under the Plan (“12b-1 Fees”) by shareholders of the Fund, at a Special Meeting of Shareholders to be held on or about October 28, 2022 at 11:00 a.m. at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Proposal 1 would have the Fund adopt the Plan pursuant to which the Fund may compensate the Fund’s distributor and financial intermediaries that provide marketing, distribution and shareholder servicing for the Fund. The Plan provides that for activities relating to these services, the Fund will pay an annual rate of up to 0.25% of its average daily net assets. Such activities may include processing shareholder transactions, maintenance of shareholder accounts, certain recordkeeping and/or administrative services, responding to shareholder inquiries, and providing information on shareholder investments. The Plan will be adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution-related activities of the Fund. If Proposal 1 is approved by shareholders of the Fund, the Plan’s 12b-1 Fees will be set at a maximum rate of 0.25% per annum. Until at least July 31, 2024, the Fund will pay 0.05% of its assets pursuant to the Plan. After the Fund’s marketing and distribution plan is more fully implemented, the Adviser may recommend to the Trust’s Board of Trustees a further increase in the amount (not to exceed 0.25%) to be paid under the Plan. The Board believes the 12b-1 Fees will create long-term benefits for the Fund and its shareholders.

The Board voted unanimously to approve Proposal 1 with respect to the Fund. The Board believes that the proposal is in the best interest of the Fund and its shareholders. The Board recommends that you vote FOR Proposal 1 to approve the Plan.

It is very important to receive your vote before October 28, 2022. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of the Adviser, any of its affiliates, or from our proxy solicitor, AST Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

David A. Bogaert

President

World Funds Trust

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on October 28, 2022 (the “Meeting”)?

A.

At the Meeting, all shareholders of the Philotimo Focused Growth and Income Fund (the “Fund”), a series of World Funds Trust (the “Trust”) will be voting on a proposal (“Proposal 1”) to approve a Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) to add fees paid under the Plan (“12b-1 Fees”) for the Fund.

Q.	Why are shareholders being asked to approve the Proposal?

A.	Proposal 1 would have the Fund adopt the Plan pursuant to which the Fund may compensate the Fund’s distributor and financial intermediaries that provide marketing, distribution and shareholder servicing for the Fund. The Plan provides that for activities relating to these services, the Fund will pay fees at an annual rate of up to 0.25% of its average daily net assets. Such activities may include processing shareholder transactions, maintenance of shareholder accounts, certain recordkeeping and/or administrative services, responding to shareholder inquiries, and providing information on shareholder investments. The Plan will be adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution-related activities of the Fund. If Proposal 1 is approved by shareholders of the Fund, the Plan’s 12b-1 Fees will be set at a maximum rate of 0.25% per annum. Until at least July 31, 2024, the Fund will pay 0.05% of its assets pursuant to the Plan. After the Fund’s marketing and distribution plan is more fully implemented, the Adviser may recommend to the Trust’s Board of Trustees a further increase in the amount (not to exceed 0.25%) to be paid under the Plan. The Board believes that there is a reasonable likelihood that the activities for which payments may be made under the Plan are likely to stimulate additional sales of the Fund’s shares and assist the Fund in maintaining or increasing its present asset base in the face of competition from other mutual funds, which may help maintain and/or lower the Fund’s operating expense ratio.

Q.	Has the Board of Trustees of the Trust approved the Proposal?

A.	At an in-person meeting held on August 24, 2022, the Board unanimously approved the Plan that calls for the addition of 12b-1 fees for the Fund. The Board concluded that without an effective and attractive marketing, distribution and shareholder servicing program that is adequately funded, the Fund could be adversely affected by making it increasingly difficult to attract new investors and retain existing investors. The Board noted that Kanen Wealth Management, LLC (the “Adviser”) was currently paying for all of the services for which the Plan would be put in place, and that if put in place, the Adviser would be relieved of this financial obligation. The Board also considered that many of the existing shareholders of the Fund were also separate account clients of the Adviser. The Board considered and gave significant weight to the Adviser’s view that without the implementation of the Plan, sustaining the services that would otherwise be provided pursuant to the Plan may not be viable as a long-term proposition.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR Proposal 1 to approve the Plan that will add 12b-1 fees for the Fund.

Q.	How will the approval of the Proposal affect the management and operations of the Fund?

A.	The Fund’s investment objectives and investment strategies will not change as a result of the Proposal being approved by shareholders.

Q.	How will the approval of the Proposal affect the expenses of the Fund?

A.	The approval of Proposal 1 will add 12b-1 Fees for the Fund of up to 0.25% per annum. In addition, the cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Fund.

Q.	How do I vote?

A.	We urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the Adviser, any of its affiliates and AST Fund Solutions (“AST”), a firm authorized by the Adviser to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Philotimo Focused Growth and Income Fund

(the “Fund”)

A series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 28, 2022

Dear Shareholders:

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has called a special meeting of the Shareholders of the Philotimo Focused Growth and Income Fund (the “Fund”), a series of the Trust, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on October 28, 2022 at 11:00 a.m., Eastern Time, for the following purposes:

1.	To approve a Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) to add fees paid under the Plan (“12b-1 Fees”) by shareholders of the Fund. All shareholders of the Fund are being asked to vote on Proposal 1.

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR the proposal listed in this notice. Shareholders of record at the close of business on September 16, 2022 are entitled to notice of, and to vote at, the special Meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

David A. Bogaert, President

World Funds Trust

September _________, 2022

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Philotimo Focused Growth and Income Fund

(the “Fund”)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 28, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of World Funds Trust (the “Trust”) on behalf of the Philotimo Focused Growth and Income Fund for use at the special meeting of shareholders, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235., on October 28, 2022 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about September _______, 2022. Only shareholders of record at the close of business on September 16, 2022 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The Shareholders of the Fund, as indicated below, are being asked to consider the following proposals:

1.	To approve a Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) to add fees paid under the Plan (“12b-1 Fees”) by shareholders of the Fund. All shareholders of the Fund are being asked to vote on Proposal 1.

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

All shareholders in the Fund will vote on Proposal 1. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at ____or by calling XXX-XXX-XXXX. The Fund’s annual and semi-annual reports are available, at no charge, by calling 800-673-0550 or on the Fund’s website at [www.theworldfundstrust.com].

PROPOSAL 1: APPROVAL OF THE DISTRIBUTION AND SHAREHOLDER SERVICES PLAN PURSUANT TO RULE 12B-1

Summary of the Proposal

Proposal 1 is requesting the approval of a Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”). The Plan will add 12b-1 fees (“12b-1 Fees”) paid by the Fund to a maximum rate of 0.25% per annum. The investment adviser to the Fund, Kanen Wealth Management, LLC (the “Adviser”), and the Board further believe the addition of 12b-1 Fees will provide additional support to the Fund’s principal underwriter, marketing, distribution and shareholder servicing for the Fund, maintain the Fund’s existing asset base, and improve the likelihood that economies of scale are realized by the Fund’s shareholders. There can be no assurance, however, that the Fund will achieve these goals.

Description of the Rule 12b-1 Distribution Plan

The Fund’s proposed Plan provides that the Fund can pay up to the annual rate of 0.25% of the average daily net assets of its shares for activities primarily intended to result in the sale of those shares and for various shareholder servicing related activities. The Plan would allow the Fund to pay the 12b-1 Fees to Foreside Fund Services, LLC, the Fund’s principal underwriter, as well as to compensate other financial intermediaries.

Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. Until at least July 31, 2024, the Fund will pay 0.05% of its assets pursuant to the Plan. After the Fund’s marketing and distribution plan is more fully implemented, the Adviser may recommend to the Trust’s Board of Trustees a further increase in the amount (not to exceed 0.25%) to be paid under the Plan.

The proposed Plan is attached as Appendix A. You should read the proposed Plan. The description in this Proxy Statement of the proposed Plan is only a summary.

Evaluation by the Board of Trustees

At an in-person meeting held on August 24, 2022, the Board approved the Plan to provide for 12b-1 Fees paid by the Fund. In considering the proposed Plan, the Board factored in potential uses of the Plan, which included payment for the services of the principal underwriter and marketing to existing and prospective shareholders. The Board believes that there is a reasonable likelihood that the activities for which payments may be made under the Plan are likely to stimulate additional sales of the Fund’s shares and assist the Fund in maintaining or increasing its present asset base in the face of competition from other mutual funds, which may help maintain and/or lower the Fund’s operating expense ratio. The Board concluded that without an effective and attractive marketing, distribution and shareholder servicing program that is adequately funded, the Fund could be adversely affected by making it increasingly difficult to attract new investors and retain existing investors. The Board noted that the Adviser was currently paying for all of the services for which the Plan would be put in place, and that if put in place, the Adviser would be relieved of this financial obligation. The Board also considered that many of the existing shareholders of the Fund were also separate account clients of the Adviser. The Board considered and gave significant weight to the Adviser’s view that without the implementation of the Plan, sustaining the services that would otherwise be provided pursuant to the Plan may not be viable as a long-term proposition. The Board also noted David L. Kanen, who owns and controls the Adviser, is a substantial shareholder in the Fund, and expects to vote in favor of the Proposal.

The Board also considered other reasons why it is important for the Fund to attract a continuous flow of new assets. It was recognized that it is desirable for all shareholders that the Fund sustain a flow of new investment monies. The Board evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom. Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow (1) minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held, (2) reduces daily liquidity requirements and (3) permits a prompt restructuring of a fund’s portfolio without the need to dispose of present holdings.

Accordingly, the Trustees of the Trust as a whole, including the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan (the “Independent Trustees”), determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders.

The Trustees further considered the impact of the addition of the 12b-1 Fees on the Fund’s total operating expenses. The tables below compare the Fund’s operating expenses for the fiscal year ended March 31, 2022 to the Fund’s hypothetical operating expenses for the same period if the proposed distribution and shareholder service fee under the Plan had been in place for the entire fiscal year. The hypothetical “pro forma” expenses assume the implementation of the distribution and shareholder services fees under this Proposal.

Current and Pro Form Fees and Expenses of the Fund

Current Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment) none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses
Shareholder Services Plan	0.10%
Other Expenses	0.60%
Total Other Expenses	0.70%
Total Annual Fund Operating Expenses	1.70%
Fee Waivers and/or Expense Reimbursements(1)	(0.20)%
Total Annual Fund Operating Expenses	1.50%

(1)	The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2023 to ensure that total annual fund operating expenses after fee waivers and/or reimbursements (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) will not exceed 1.50% of the Fund’s average daily net assets; subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is reflected in the example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$516	$904	$1,992

Proforma Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment) none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) and Service Fees(1)	0.05%
Other Expenses(2)
Shareholder Services Plan	0.10%
Other Expenses	0.61%
Total Other Expenses	0.71%
Total Annual Fund Operating Expenses	1.76%%
Fee Waivers and/or Expense Reimbursements(3)	(0.20)%
Total Annual Fund Operating Expenses	1.56%

(1)	The Fund has adopted a Distribution and Shareholder Services (12b-1) Plan under which the Fund is authorized to pay an annual fee of up to 0.25% of the average daily net assets of the Fund as compensation for certain shareholder service and distribution-related activities. The Board of Trustees has adopted a resolution to spend not more than 0.05% of the Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, July 31, 2024.

(2)	Other Expenses have been restated to reflect certain costs of preparing, printing and mailing the Proxy Statement and related proxy materials and all other costs incurred in connection with the solicitation of proxies for the Meeting. Without these costs, Other Expenses would have been 0.60%.

(3)	The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2023 to ensure that total annual fund operating expenses after fee waivers and/or reimbursements (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) will not exceed 1.50% of the Fund’s average daily net assets; subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is reflected in the example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$164	$550	$961	$2,110

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

OPERATION OF THE FUND

The Fund is a diversified series of World Funds Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Kanen Wealth Management, LLC, located at 5850 Coral Ridge Drive, Suite 309, Coral Springs, Florida 33076, as investment adviser to the Fund. Commonwealth Fund Services, Inc. (“CFS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Fund’s administrator, transfer agent and accounting agent. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian of the Fund’s assets. Fifth Third Bank has entered into a foreign sub-custody arrangement with The Bank of New York, as the approved foreign custody manager to perform certain functions with respect to the custody of a Fund’s assets outside of the United States of America.  Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter for the shares of the Fund.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for the Proposal. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were _________ outstanding shares of the Fund.

Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

Proposal 1 will be voted on by all shareholders of the Fund. One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. However, an affirmative vote of the holders of a majority of the outstanding voting shares of the Fund is required for the approval of the Proposal. The 1940 Act defines “majority of the outstanding voting shares” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. The vote required to approve the Proposal is set forth above. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” a Proposal.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group less than 1% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record or beneficial owners of 5% or more of the outstanding shares of the Fund:

Names and Addresses	Percent of Fund	Type of Ownership

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of any class of the Fund.

SHAREHOLDER PROPOSALS

Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Fund. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies are expected be approximately $[____]. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation. In approving these costs being borne by the Fund, the Board took into consideration factors suggested by the Adviser noting that the Plan may assist the Fund in maintaining or increasing assets and lower or maintain the Fund’s expense ratio as a result of marketing efforts. After extensive discussion and consideration, the Board determined that the proposed allocation of expenses for the proxy was fair and reasonable particularly in light of the possible benefits to the Fund and its shareholders.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling 1-800-673-0550.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. Requests may be sent to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling 1-800-673-0550.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 28, 2022: The notice of meeting, proxy statement and shareholder ballot is available at _https:// ____________________________.

BY ORDER OF THE BOARD OF TRUSTEES

David A. Bogaert, President

September ________, 2022

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL XXX-XXX-XXXX. REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

APPENDIX A

WORLD FUNDS TRUST

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN PURSUANT TO RULE 12b-1

For Funds Advised by Kanen Wealth Management, LLC

WHEREAS the World Funds Trust (the “Trust”) a statutory trust organized and existing under the laws of the state of Delaware, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS the Trust is authorized to issue an unlimited number of shares of beneficial interest (the “Shares”), in separate series representing the interests in separate funds of securities and other assets; and

WHEREAS the Trust offers a series of such Shares representing interests in the Fund(s) (a “Fund”) listed in Schedule A attached hereto; and

WHEREAS the Trust desires to adopt a Distribution and Shareholder Services Plan (“Plan”) with respect to the Shares of the Fund identified in Section 2(a) of this Plan pursuant to Rule 12b-1 under the 1940 Act; and

WHEREAS, the Trustees of the Trust as a whole, including the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the “Non-Interested Trustees”), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan by votes cast at a meeting held in person and called for the purpose of voting hereon and on any agreements related hereto;

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, with respect to the Fund identified in Section 2(a) of this Plan and on the following terms and conditions:

1.            Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund identified in Section 2(a) of this Plan, which activities may include, but are not limited to, the following:

(a)          payments to the Trust’s distributor (the “Distributor”) and to securities dealers and others in respect of the sale of Shares of the Fund;

(b)         payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Fund, and providing such other distribution and shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Fund, forwarding communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Fund or its service providers;

(c)         formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

(d)	preparation, printing and distribution of sales literature;

(e)          preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;

(f)          obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund;

(g)         obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

2.	Maximum Expenditures.

(a)          The expenditures to be made by the Fund pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed the following:

(1)	The Fund may pay an amount calculated at the rate of up to 0.25% per annum of the average daily net asset value of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the effective date of the Plan to the date of such expenditures.

3.	Term and Termination.

(a)          This Plan shall become effective on the date first authorized for the Fund.

(b)          Unless terminated as herein provided, this Plan shall continue in effect with respect to the Fund for one year from the effective date of the Plan and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at an in-person meeting called for the purpose of voting on such approval.

(c)          This Plan may be terminated at any time by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

4.           Amendments. No material amendment to this Plan shall be made unless: (a) it is approved in the manner provided for annual renewal of this Plan in Section 3(b) hereof; and (b) if the proposed amendment will increase materially the maximum expenditures permitted by Section 2 hereof with respect to any class, it is approved by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such class.

5.           Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

6.           Quarterly Reports. The Trust’s Distributor or Treasurer shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7.            Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

8.            Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term “World Funds Trust” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust (“Declaration of Trust”), which may be amended from time to time. This Plan has been authorized by the Trustees (including, the Non-Interested Trustees), acting as such and not individually, and such authorization by such Trustees shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Trust’s Declaration of Trust.

This Plan was first authorized with respect to the class(es) of Shares identified in Section 2(a) of this Plan on __________.

SCHEDULE A

Funds

Philotimo Focused Growth and Income Fund

Philotimo Focused Growth and Income Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY CARD

Philotimo Focused Growth and Income Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of the Philotimo Focused Growth and Income Fund (the “Fund”), a series of the Trust, that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235., on October 28, 2022 at 11:00 a.m., Eastern Time, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-XXX-XXXX. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 28, 2022. The proxy statement for this meeting is available at:

http://www.[fund webaddress].com

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Philotimo Focused Growth and Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Philotimo Focused Growth and Income Fund Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:		FOR	AGAINST	ABSTAIN
1.	To approve a Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) to add fees paid under the Plan (“12b-1 Fees”) by shareholders of the Fund.	○	○	○

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]